SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                             ------------------------

                                     FORM 8-K


                                  CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF THE


                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


         Date of Report (Date of earliest event reported): September 16,
         1997


                        THE QUICK & REILLY GROUP, INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)




                Delaware               1-8517           13-3082841
         ------------------------    ------------   ------------------
         (State of Incorporation)    (Commission       (IRS Employer
                                     File Number)   Identification No.)





                230 South County Road, Palm Beach, Florida    33480
         ---------------------------------------------------- ----------
         (Address of principal executive offices)             (Zip Code)



                                  (561) 655-8000
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)





                     INFORMATION TO BE INCLUDED IN THE REPORT

         ITEM 5.   OTHER EVENTS

                   On September 16, 1997, the Board of Directors of The Quick & Reilly Group, Inc. (the "Company") approved, and the Company entered into, an Agreement and Plan of Merger (the "Merger Agreement"), with Fleet Financial Group, Inc. ("Fleet") and its wholly owned subsidiary, Fleet Securities, Inc. ("Fleet Securities"). Pursuant to the Merger Agreement, the Company will be merged (the "Merger") with and into Fleet Securities.

                   Pursuant to the Merger Agreement, each share of com-mon stock, par value $0.10 per share, of the Company ("Company Common Stock"), other than shares held by the Company, Fleet or any of their respective subsidiaries, in each case other than in a fiduciary capacity or as a result of debts previously con-tracted, will be converted into 0.578 shares of common stock, par value $0.01 per share, of Fleet ("Fleet Common Stock").

                   The Merger is intended to constitute a tax-free reor-ganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

                   Consummation of the Merger is subject to various con-ditions, including: (i) receipt of approval by the sharehold-ers of the Company of appropriate matters relating to the Merger Agreement and the Merger; (ii) receipt of requisite reg-ulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authori-ties as necessary; (iii) receipt by each of the Company and Fleet of an opinion of counsel in reasonably satisfactory form as to the tax treatment of certain aspects of the Merger; (iv) registration of the shares of Fleet Common Stock to be issued in the Merger under the Securities Act of 1933, as amended (the "1933 Act"), and all applicable state securities laws; and (v) satisfaction of certain other conditions. Certain shareholders of the Company, who in the aggregate have voting power over ap-proximately 40% of the outstanding shares of Company Common Stock, based upon 38,664,015 shares of Company Common Stock outstanding as of September 16, 1997, have agreed with Fleet to vote all such shares of Company Common Stock to approve the Merger and not to sell any of such shares, other than pursuant to the Merger, without Fleet's consent.

                   The Merger Agreement and the transactions contem-plated thereby will be submitted for approval at a meeting of the shareholders of the Company. Prior to such meeting, Fleet will file a registration statement with the Securities and Ex-change Commission registering under the 1933 Act the Fleet stock to be issued in the Merger. Such shares of Fleet stock will be offered to the Company's shareholders pursuant to a prospectus that will also serve as a proxy statement for the shareholders' meeting.





                   The preceding description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement included as Exhibit 2.1 hereto and which is hereby incorporated herein by reference.

                   In connection with the Merger Agreement, the Company and Fleet entered into a Stock Option Agreement, dated Septem-ber 16, 1997 (the "Stock Option Agreement"), pursuant to which the Company granted to Fleet an irrevocable option to purchase, under certain circumstances, up to 7,688,421 authorized and unissued shares of Company Common Stock at a price, subject to certain adjustments, of $35.04 per share (the "Option"). The Option, if exercised, would equal, before giving effect to the exercise of the Option, 19.9% of the total number of shares of Company Common Stock outstanding. The Option was granted by the Company as a condition and inducement to Fleet's willing-ness to enter into the Merger Agreement. Under certain circum-stances, the Company may be required to repurchase the Option or the shares acquired pursuant to the exercise of the Option.

                   The preceding description of the Stock Option Agree-ment is qualified in its entirety by reference to the copy of the Stock Option Agreement included as Exhibit 2.2 hereto and which is hereby incorporated herein by reference.

                   A copy of the joint press release issued announcing the signing of the Merger Agreement is attached hereto as Ex-hibit 99.

         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                   (c)  Exhibits

                        Exhibit No.    Description of Exhibit

                        2.1            Agreement and Plan of Merger,
                                       dated as of September 16, 1997,
                                       by and among The Quick & Reilly
                                       Group, Inc., Fleet Financial
                                       Group, Inc. and Fleet Securities,
                                       Inc.

                        2.2            Stock Option Agreement, dated
                                       September 16, 1997, by and be-
                                       tween The Quick & Reilly Group,
                                       Inc., as issuer, and Fleet Finan-
                                       cial Group, Inc., as grantee

                        99             Text of joint press release,
                                       dated September 17, 1997, issued
                                       by The Quick & Reilly Group, Inc.
                                       and Fleet Financial Group, Inc.






                                    Signatures
                                    ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autho-rized.




                                        THE QUICK & REILLY GROUP, INC.
                                        (Registrant)



                                        By:  /s/ Thomas C. Quick
                                           -----------------------
                                            Name: Thomas C. Quick
                                            Title: President and Chief
                                                   Operating Officer




         Dated: September 22, 1997





                                  EXHIBIT INDEX


         Exhibit No.         Description of Exhibit

         2.1 Agreement and Plan of Merger, dated as of September 16, 1997, by and among The Quick & Reilly Group, Inc., Fleet Financial Group, Inc. and Fleet Securities, Inc.

         2.2 Stock Option Agreement, dated September 16, 1997, by and between The Quick & Reilly Group, Inc., as issuer, and Fleet Financial Group, Inc., as grantee

         99 Text of joint press release, dated Septem-ber 17, 1997, issued by The Quick & Reilly Group, Inc. and Fleet Financial Group, Inc.